DEBT	3 Months Ended
Mar. 31, 2026
Debt Disclosure [Abstract]
DEBT

NOTE 10 – DEBT

Notes Payable current – convertible option

The Company uses the Black-Scholes Model to calculate the derivative value of its convertible debt. The valuation result generated by this pricing model is necessarily driven by the value of the underlying common stock incorporated into the model. The values of the common stock used were based on the price at the date of issue of the debt security as of March 31, 2026 and 2024. In 2024 management determined the expected volatility of 106.90%, a risk-free rate of interest of 5.48%, and contractual lives of the debt of three months. In 2024 management determined the expected volatility of 140.30%, a risk-free rate of interest of 4.73%, and contractual lives of the debt of three months. Management made the determination to use an expected life rather than contractual life for the calculations for the matured debt as of March 31, 2025 and 2024.

As of March 31, 2026 and 2025, there was $ 208,200 and $208,150 of convertible debt principal outstanding. During the three months ended March 31, 2026 and 2025, $17,333 and $0 of the debt discount was amortized.

The summary of notes payable current – convertible option :

	2026	2025
Principal Outstanding	$208,200	$208,150
Less: unamortized debt discount	(125,067)	(27,150)
Notes payable current – convertible option, net	$83,133	$181,000

The table below details the Company's outstanding notes payable current – convertible option and related derivative

	Face Amount		Derivative Liability
	03/31/2026	12/31/2025	03/31/2026	12/31/2025
Vanquish Funding	$263,665	$316,098	$263,666	$316,099

During the three months ended March 31, 2026 and 2025, change in fair value of the derivative liability was $57,235 and $51,723, respectively. The following is a summary of the derivative liability:

Derivative Liability
Balances at December 31, 2025	$316,099
Reclassification of convertible note – Vanquish funding	(73,747)
Issuance of convertible note – Vanquish funding	(65,550)
Conversion of note – Vanquish funding	65,550
Change in fair value	126,178
–
Balances at March 31, 2026	$263,667

Notes Payable

On March 3, 2026, the Company entered into a promissory note for a principal of $65,550, which was funded on March 6, 2026. The note bears interest at a rate of 15% per annum and matures after six months.

Loans Payable

The Company’s RI and WS subsidiaries have various loans including Small Business Association (“SBA”) Economic Injury Disaster Loan (“EIDL’) loans, lines of credit and other advances. The loans bear interest with varying rates up to 9.25% per annum. The following is a summary of the loans payable at March 31, 2026 and December 31, 2025:

	March 31,	December 31,
	2026	2025
RI - line of credit	$71,285	$71,285
RI - Short-term loans	32,402	32,402
WS - line of credit	163,663	163,661
WS - Short-term loans	91,600	91,600
OPT – Optilan Communications & Security Ltd	828	857
Loans payable, current	$359,778	$359,805

RI - SBA EIDL	$102,597	$102,597
RI - long-term loans	55,506	55,506
WS - SBA EIDL	26,307	26,307
WS - long-term loans	–	97,006
Loans payable, non-current	$184,410	$281,416

Certain of the Company’s subsidiary debt arrangements are guaranteed by former shareholders of the acquired entity. The Company has not assumed these guarantees and has no legal obligation related to such guarantees.